UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549 FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

ETHAN ALLEN INTERIORS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

Ethan Allen Drive
Danbury, CT		06811
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 743-8000 Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

     Jeffrey Hoyt, Vice President, Finance and Treasurer of Ethan Allen Interiors Inc. (the “Company”), has indicated that he is resigning from the Company, effective as of a date as yet to be determined but no later than November 9, 2007. Mr. Hoyt, who serves as the Company’s principal financial officer and principal accounting officer, will continue to serve in his current positions through completion and filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007. Mr. Hoyt has accepted a position with a financial institution located in Connecticut, and indicated that his decision was made for personal and family reasons.

      The Company has initiated a search for Mr. Hoyt’s successor.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.

October 3, 2007                                                                                                      By: /s/ M. Farooq Kathwari
                                                                                                                                        M. Farooq Kathwari
                                                                                                                                        Chairman, President and
                                                                                                                                        Chief Executive Officer